UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2017

Date of reporting period:	October 1, 2016 — March 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

# Putnam Government Money Market Fund

**Semiannual report**
**3 | 31 | 17**

**Income funds** invest in bonds and other securities with the goal of providing a steady stream of income over time.

**FUND SYMBOL**
**CLASS A**
PGDXX

Putnam Government
Money Market
Fund

Semiannual report
3 | 31 | 17

Message from the Trustees	1

Interview with your fund’s portfolio managers	3

Your fund’s performance	6

Your fund’s expenses	7

Terms and definitions	10

Other information for shareholders	11

Financial statements	12

Consider these risks before investing: You can lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. The values of money market investments usually rise and fall in response to changes in interest rates. Certain securities in which the fund may invest, including securities issued by certain U.S. government agencies and U.S. government-sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise.

Message from the Trustees

May 8, 2017

Dear Fellow Shareholder:

The early months of 2017 have been generally positive for investor sentiment and financial market performance. Many market indexes have achieved new record highs with relatively low volatility, in contrast to the bouts of uncertainty and turbulence that tested global financial markets in 2016. It is worth noting, however, that the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic and political risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your goals, we also believe it is a good idea to speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Class A shares do not bear an initial sales charge. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. Yield reflects current performance more closely than total return. See below and pages 6–7 for additional performance information. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/17. See above and pages 6–7 for additional fund performance information. Index descriptions can be found on pages 10–11.

2 Government Money Market Fund

Joanne has an M.B.A. from the D’Amore-McKim School of Business, Northeastern University, and a B.S. from Westfield State College. She joined Putnam in 1995 and has been in the investment industry since 1992.

Jonathan has a B.A. from Northeastern University. He has been in the investment industry since he joined Putnam in 1990.

What was the money market environment like during the reporting period, and how did the fund perform?

JOANNE With the Federal Reserve’s two interest-rate increases in December 2016 and March 2017, yields on short-term money market securities inched higher. The increase in yields was representative of the market’s expectations for continued Fed tightening along with the repricing that occurred as the Fed increased its benchmark rate. Given that the Fed has begun normalizing interest rates, money market investors have begun to see incremental income from their investments after an extended period of near-zero yields.

The Securities and Exchange Commission’s [SEC’s] money market reforms, which took effect on October 14, 2016, resulted in approximately $1 trillion of assets reallocated from prime money funds into government money funds in an orderly fashion. Money fund managers proved to be very prepared for the asset shift. These movements greatly increased demand for U.S. Treasuries and government agency notes — pressuring their rates lower. However, the Fed’s decision to increase rates during this time helped to offset some of this

Government Money Market Fund 3

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

pressure. As such, both prime funds, which invest in short-term credit instruments such as commercial paper, and government funds experienced higher rates.

As a result of the upward pressure on short-term interest rates, the three-month London Interbank Offered Rate [LIBOR] rose 36 basis points, or just over a third of a percentage point, during the reporting period. [LIBOR is a widely followed benchmark rate that the world’s largest banks use in determining rates for interbank loans.] With money market yields edging up, the fund’s performance during the period fell in line with this rate environment.

What strategies helped the fund to capture more income in this environment?

JONATHAN During this early period of rising interest rates, we maintained the fund’s exposure to floating-rate money market securities. These investments helped the portfolio capture the higher rates coming to market, since the yields on these securities are reset in accordance with changes in short-term interest rates.

As part of our effort to maintain a stable net asset value of $1.00 per share, we maintained our focus on short-maturity U.S. government agency securities and repurchase agreements that matured on an overnight basis. The fund’s repurchase agreements were fully collateralized by high-quality assets, such as U.S. Treasuries or U.S. government agency securities. Issuers of the agency securities typically included the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Loan Bank, and Federal Farm Credit Banks.

These strategies had the intended effect of pushing the weighted average maturity [WAM] of the fund’s portfolio from 16 days on September 30, 2016, to 25 days by the end of the reporting period. [WAM represents the average life of all the money market securities held in the portfolio.] The fund’s conservative WAM positioning at the beginning of the period was atypically short in anticipation of the implementation of the SEC’s money market reforms that occurred two weeks into the reporting period. As the period progressed, however, we moved the portfolio to a more neutral positioning to better reflect our outlook for interest rates trending higher. By extending out on the money market yield curve, we increased the portfolio’s sensitivity to rising interest rates, which helped to lock in relatively higher yields available to augment the fund’s income. We also believed this strategy provided some level of protection should the Fed hold off future rate increases in response to unexpected economic news or geopolitical developments that might rattle the markets.

4 Government Money Market Fund

What is your outlook for Fed policy in the coming months?

JOANNE After nearly 10 years of zero yields, we believe that money market investors may begin to see yields on the benchmark federal funds rate cross the 1.0% threshold in 2017 if the Fed raises rates two more times this year, as the markets are currently anticipating. Economic data improved during the reporting period — evidenced by the unemployment rate falling to 4.5% in March, high consumer confidence at period-end, and inflation holding at just below 2% at period-end. While we believe future Fed monetary tightening will be dependent on the pace of U.S. economic growth and how it influences inflation dynamics, we are also watching how much fiscal stimulus might come from the Trump administration and how those policies might influence growth. As such, we believe market conditions are solid enough to warrant more rate increases, but weak enough to suggest a slow pace of hikes.

We will also be keeping an eye on the Fed’s winding down of its significant balance sheet, which we believe may begin later this year. With the normalization of interest rates under way, some Fed officials have suggested that the time has come to begin shrinking the central bank’s $4.5 trillion balance sheet, which climbed dramatically due to the Fed’s program of buying U.S. Treasury and mortgage-related securities to help stabilize the financial system following the 2008 financial crisis. Early indications suggest that rather than actively selling assets, which could put downward pressure on Treasury yields, the Fed may let them mature and not replace them, which could elevate Treasury yields, in our view. We believe the Fed’s termination of its balance sheet reinvestment program could act like a rate hike and has the potential to replace one of the two Fed rate hikes anticipated by the markets.

In addition to the Fed’s policy communications about shrinking its balance sheet, we believe the markets will be looking for clues as to whether President Trump will reappoint Janet Yellen to another four-year term as Fed Chair when her current term expires in February 2018. While discussions will likely focus on their policy similarities and differences, Yellen’s reappointment could be seen by many as less disruptive for the markets and the economy, in our view. Additionally, there are vacant seats on the Fed’s Board of Governors, and how the Trump administration fills those seats may also affect Fed policy about the pace of balance sheet reduction and future interest-rate increases.

The money market industry has been through great changes in recent years in response to the new SEC rules. With those reforms behind us, and rates trending higher as of period-end, we believe we are now in an environment where investor interest in money market funds may begin to grow.

Thank you both for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Government Money Market Fund 5

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/17

			Current rate (end of period)†
				Current 7-day yield
				(without expense
	Life of fund	6 months*	Current 7-day yield	limitation)

Class A (4/14/16)
Net asset value	0.01%	0.01%	0.07%	—

Class B (6/16/16)
Before CDSC	0.01	0.01	0.06	–0.37%

After CDSC	–4.99	–4.99	—	—

Class C (6/16/16)
Before CDSC	0.01	0.01	0.06	–0.37

After CDSC	–0.99	–0.99	—	—

Class G (8/30/16)
Net asset value	0.02	0.02	0.25	—

Class I (4/14/16)
Net asset value	0.02	0.02	0.25	—

Class M (6/16/16)
Net asset value	0.01	0.01	0.02	–0.06

Class P (4/14/16)
Net asset value	0.02	0.02	0.25	—

Class R (6/16/16)
Net asset value	0.01	0.01	0.06	–0.37

Class T1 (6/16/16)
Net asset value	0.01	0.01	0.01	–0.30

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of the share classes carry an initial sales charge. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns reflect a 1% CDSC for the first year that is eliminated thereafter. Class A, G, I, M, P, R, and T1 shares generally have no CDSC. Performance for class B, C, G, M, R, and T1 shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the expense waiver in effect at that time.

* Returns for the six-month period are not annualized, but cumulative.

† The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

6 Government Money Market Fund

Comparative Lipper Returns For periods ended 3/31/17

	Life of fund	6 months

Lipper U.S. Government Money
Market Funds category average*	0.06%	0.04%

Lipper results should be compared with fund performance at net asset value.

* Over the 6-month and life-of-fund periods ended 3/31/17, there were 172 and 154 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/17

Distributions	Class A	Class B	Class C	Class G	Class I	Class M	Class P	Class R	ClassT1

Number	6	6	6	6	6	6	6	6	6

Income	$0.000082	$0.000077	$0.000077	$0.000195	$0.000196	$0.000058	$0.000196	$0.000077	$0.000050

Capital gains	—	—	—	—	—	—	—	—	—

Total	$0.000082	$0.000077	$0.000077	$0.000195	$0.000196	$0.000058	$0.000196	$0.000077	$0.000050

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class G	Class I	Class M	Class P	Class R	Class T1

Net expenses for the fiscal year
ended 9/30/16*†‡	0.69%	0.69%	0.69%	0.50%	0.50%	0.50%	0.50%	0.69%	0.69%

Total annual operating expenses
for the fiscal year ended 9/30/16†‡	0.71%	0.71%	0.71%	0.52%	0.52%	0.71%	0.52%	0.71%	0.71%

Annualized expense ratio for the
six-month period ended 3/31/17**	0.53%	0.58%	0.51%	0.46%	0.45%	0.51%	0.45%	0.50%	0.48%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 1/30/18.

† Other expenses are estimated amounts for the current fiscal year.

** Reflects a voluntary waiver of certain fund expenses.

‡ Reflects the fund’s Board of Trustees determination to limit payments under the distribution and service (12b-1) plans in place with respect to class B, class C, class M, class R and class T1 shares to 0.00% of average net assets effective as of the close of business on 3/31/17.

Government Money Market Fund 7

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/16 to 3/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class G	Class I	Class M	Class P	Class R	Class T1

Expenses paid per $1,000*†‡	$2.64	$2.89	$2.54	$2.29	$2.24	$2.54	$2.24	$2.49	$2.39

Ending value (after expenses)	$1,000.10	$1,000.10	$1,000.10	$1,000.20	$1,000.20	$1,000.10	$1,000.20	$1,000.10	$1,000.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ The fund’s Board of Trustees determined to limit payments under the distribution and service (12b-1) plans in place with respect to class B, class C, class M, class R and class T1 shares to 0.00% of average net assets effective as of the close of business on 3/31/17. If these changes were in effect during the most recent fiscal half-year, the Expenses paid per $1,000 would have been the following for each class:

	Class A	Class B	Class C	Class G	Class I	Class M	Class P	Class R	Class T1

Expenses paid per $1,000*†	$2.64	$2.64	$2.49	$2.29	$2.24	$2.49	$2.24	$2.44	$2.44

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/17, use the following calculation method. To find the value of your investment on 10/1/16, call Putnam at 1-800-225-1581.

8 Government Money Market Fund

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class G	Class I	Class M	Class P	Class R	Class T1

Expenses paid per $1,000*†‡	$2.67	$2.92	$2.57	$2.32	$2.27	$2.57	$2.27	$2.52	$2.42

Ending value (after expenses)	$1,022.29	$1,022.04	$1,022.39	$1,022.64	$1,022.69	$1,022.39	$1,022.69	$1,022.44	$1,022.54

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

‡ The fund’s Board of Trustees determined to limit payments under the distribution and service (12b-1) plans in place with respect to class B, class C, class M, class R and class T1 shares to 0.00% of average net assets effective as of the close of business on 3/31/17. If these changes were in effect during the most recent fiscal half-year, the Expenses paid per $1,000 would have been the following for each class:

	Class A	Class B	Class C	Class G	Class I	Class M	Class P	Class R	Class T1

Expenses paid per $1,000*†	$2.67	$2.67	$2.52	$2.32	$2.27	$2.52	$2.27	$2.47	$2.47

Government Money Market Fund 9

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Class B shares are closed to new investments and are only available by exchange from another Putnam fund. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class G shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to Putnam fund-of-funds accounts.

Class I shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to institutional clients and other investors who meet minimum investment requirements.

Class M shares generally are fund shares that have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class M shares from another Putnam fund. Exchange of your fund’s class M shares into another fund may involve a sales charge, however.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class T1 shares are not subject to an initial sales charge or CDSC (except on certain redemptions of shares acquired by exchange of shares of another Putnam fund bought without an initial sales charge); however, they are subject to a 12b-1 fee. Existing class T shares were redesignated as class T1 shares, effective January 30, 2017.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to

10 Government Money Market Fund

measure the performance of U.S. Treasury bills available in the marketplace.

Lipper U.S. Government Money Market Funds category average is an arithmetic average of the total return of all Lipper U.S. Government Money Market Funds.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2017, Putnam employees had approximately $486,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Government Money Market Fund 11

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

12 Government Money Market Fund

The fund’s portfolio 3/31/17 (Unaudited)

	Principal
REPURCHASE AGREEMENTS (64.9%)*	amount	Value

Interest in $20,000,000 tri-party repurchase agreement dated 3/31/17 with
BNP Paribas due 4/3/17 — maturity value of $20,001,333 for an effective yield of 0.800% (collateralized by various mortgage backed securities with coupon rates ranging from 1.320% to 3.525% and due dates ranging from
4/1/18 to 11/1/42, valued at $20,401,360)	$20,000,000	$20,000,000

Interest in $180,000,000 joint tri-party term repurchase agreement dated
3/30/17 with Citigroup Global Markets, Inc. due 4/6/17 — maturity value of $1,900,288 for an effective yield of 0.780% (collateralized by various
U.S. Treasury notes and bonds with coupon rates ranging from 0.125%
to 4.375% and due dates ranging from 10/15/18 to 5/15/40, valued
at $183,600,071)	1,900,000	1,900,000

Interest in $233,000,000 joint tri-party repurchase agreement dated
3/31/17 with Citigroup Global Markets, Inc. due 4/3/17 — maturity value of $21,322,439 for an effective yield of 0.810% (collateralized by various
U.S. Treasury notes with coupon rates ranging from 1.125% to 1.875% and due
dates ranging from 1/31/20 to 10/31/22, valued at $237,660,093)	21,321,000	21,321,000

Interest in $295,974,000 joint tri-party repurchase agreement dated
3/31/17 with Merrill Lynch, Pierce, Fenner and Smith Inc. due 4/3/17 —
maturity value of $20,001,317 for an effective yield of 0.790% (collateralized by a mortgage backed security with a coupon rate of 3.500% and a due date
of 2/1/47, valued at $301,893,481)	20,000,000	20,000,000

Total repurchase agreements (cost $63,221,000)		$63,221,000

		Maturity	Principal
U.S. GOVERNMENT AGENCY OBLIGATIONS (25.6%)*	Yield (%)	date	amount	Value

Federal Farm Credit Banks Funding Corporation
discount notes	0.654	9/6/17	$1,000,000	$997,147

Federal Farm Credit Banks Funding Corporation
discount notes	0.542	6/29/17	735,000	734,019

Federal Farm Credit Banks Funding Corporation
discount notes	0.534	6/23/17	1,000,000	998,773

Federal Farm Credit Banks Funding Corporation
discount notes	0.542	5/18/17	653,000	652,540

Federal Farm Credit Banks Funding Corporation
discount notes	0.754	11/3/17	500,000	497,750

Federal Farm Credit Banks Funding Corporation
discount notes	0.683	9/19/17	400,000	398,708

Federal Farm Credit Banks Funding Corporation
unsec. FRB Ser. 1	1.049	10/13/17	1,000,000	1,000,252

Federal Home Loan Banks unsec. discount notes	0.632	7/17/17	600,000	598,877

Federal Home Loan Banks unsec. discount notes	0.652	7/3/17	329,000	328,448

Federal Home Loan Banks unsec. discount notes	0.522	5/17/17	235,000	234,844

Federal Home Loan Banks unsec. discount notes	0.542	5/11/17	700,000	699,580

Federal Home Loan Banks unsec. FRB	1.258	9/7/17	1,200,000	1,201,323

Federal Home Loan Banks unsec. FRB	0.105	12/5/17	100,000	99,987

Federal Home Loan Banks unsec. FRB	1.049	11/2/17	1,000,000	1,000,570

Federal Home Loan Banks unsec. FRB Ser. 1	0.944	10/27/17	900,000	900,797

Federal Home Loan Banks unsec. FRB Ser. 1	0.419	11/15/17	400,000	400,314

Federal Home Loan Mortgage Corporation unsec.
discount notes	0.754	11/1/17	1,000,000	995,542

Government Money Market Fund 13

U.S. GOVERNMENT AGENCY		Maturity	Principal
OBLIGATIONS (25.6%)* cont.	Yield (%)	date	amount	Value

Federal Home Loan Mortgage Corporation unsec.
discount notes	0.914	9/15/17	$1,000,000	$995,779

Federal Home Loan Mortgage Corporation unsec.
discount notes	0.491	5/15/17	1,000,000	999,401

Federal Home Loan Mortgage Corporation unsec.
discount notes Ser. RB	0.491	5/30/17	1,000,000	999,197

Federal Home Loan Mortgage Corporation unsec.
discount notes Ser. RB	0.481	4/6/17	954,000	953,936

Federal Home Loan Mortgage Corporation unsec. FRN	0.210	4/20/17	200,000	200,000

Federal Home Loan Mortgage Corporation
unsec. notes	0.786	4/18/17	750,000	751,572

Federal Home Loan Mortgage Corporation
unsec. notes	1.049	7/14/17	1,000,000	1,000,023

Federal Home Loan Mortgage Corporation unsec.
notes Ser. 0001	0.839	5/26/17	800,000	800,248

Federal National Mortgage Association unsec.
discount notes	0.705	10/16/17	259,000	258,003

Federal National Mortgage Association unsec.
discount notes	0.703	9/11/17	400,000	398,732

Federal National Mortgage Association unsec.
discount notes	0.642	8/29/17	400,000	398,933

Federal National Mortgage Association unsec.
discount notes	0.622	7/26/17	1,000,000	998,002

Federal National Mortgage Association unsec.
discount notes	0.497	5/19/17	740,000	739,512

Federal National Mortgage Association unsec.
discount notes	0.481	5/12/17	1,000,000	999,453

Federal National Mortgage Association unsec. FRN	0.834	10/5/17	795,000	795,049

Federal National Mortgage Association
unsec. FRN Ser. 1	0.105	9/8/17	100,000	99,989

Federal National Mortgage Association unsec. notes	0.524	4/27/17	500,000	500,221

Federal National Mortgage Association unsec. notes	1.363	4/20/17	1,300,000	1,300,138

Total U.S. Government Agency Obligations (cost $24,927,659)				$24,927,659

		Maturity	Principal
U.S. TREASURY OBLIGATIONS (7.4%)*	Yield (%)	date	amount	Value

U.S. Treasury Bills	0.747	11/19/17	$1,000,000	$995,474

U.S. Treasury Bills	0.545	5/11/17	1,000,000	999,404

U.S. Treasury Bills	0.586	5/4/17	1,000,000	999,472

U.S. Treasury Bills	0.569	4/20/17	1,000,000	999,705

U.S. Treasury FRN	1.054	1/31/18	100,000	100,120

U.S. Treasury FRN	0.972	4/30/18	100,000	100,019

U.S. Treasury FRN	0.956	7/31/18	1,000,000	999,852

U.S. Treasury FRN	0.952	10/31/18	1,000,000	999,960

U.S. Treasury FRN	0.922	1/31/19	1,000,000	1,000,184

Total U.S. treasury obligations (cost $7,194,190)				$7,194,190

TOTAL INVESTMENTS

Total investments (cost $95,342,849)	$95,342,849

14 Government Money Market Fund

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2016 through March 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $97,438,429.

The dates shown on debt obligations are the original maturity dates.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Repurchase agreements	$—	$63,221,000	$—

U.S. government agency obligations	—	24,927,659	—

U.S. treasury obligations	—	7,194,190	—

Totals by level	$—	$95,342,849	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Government Money Market Fund 15

Statement of assets and liabilities 3/31/17 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $32,121,849)	$32,121,849
Repurchase agreements (identified cost $63,221,000)	63,221,000

Cash	142

Interest and other receivables	38,591

Receivable for shares of the fund sold	6,837,195

Unamortized offering costs (Note 1)	5,412

Prepaid assets	65,867

Total assets	102,290,056

LIABILITIES

Payable for shares of the fund repurchased	4,562,718

Payable for compensation of Manager (Note 2)	56,611

Payable for custodian fees (Note 2)	6,189

Payable for investor servicing fees (Note 2)	28,906

Payable for Trustee compensation and expenses (Note 2)	1,251

Payable for administrative services (Note 2)	392

Payable for distribution fees (Note 2)	78

Payable for offering costs (Note 1)	151,962

Other accrued expenses	43,520

Total liabilities	4,851,627

Net assets	$97,438,429

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$97,454,422

Distributions in excess of net investment income (Note 1)	(15,993)

Total — Representing net assets applicable to capital shares outstanding	$97,438,429

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($56,777,169 divided by 56,791,722 shares)	$1.00

Net asset value and offering price per class B share ($217,106 divided by 217,101 shares)*	$1.00

Net asset value and offering price per class C share ($395,684 divided by 395,718 shares)*	$1.00

Net asset value and offering price per class G share ($33,880,766 divided by 33,881,798 shares)	$1.00

Net asset value and offering price per class I share ($10,001 divided by 10,002 shares)	$1.00

Net asset value, offering price and redemption price per class M share
($1,763,109 divided by 1,763,331 shares)	$1.00

Net asset value, offering price and redemption price per class P share
($3,982,995 divided by 3,983,096 shares)	$1.00

Net asset value, offering price and redemption price per class R share
($394,342 divided by 394,395 shares)	$1.00

Net asset value, offering price and redemption price per class T1 share
($17,257 divided by 17,259 shares)*	$1.00

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

16 Government Money Market Fund

Statement of operations Six months ended 3/31/17 (Unaudited)

INVESTMENT INCOME

Interest	$324,966

Total investment income	324,966

EXPENSES

Compensation of Manager (Note 2)	184,496

Investor servicing fees (Note 2)	75,236

Custodian fees (Note 2)	4,216

Trustee compensation and expenses (Note 2)	3,069

Distribution fees (Note 2)	3,080

Administrative services (Note 2)	1,983

Amortization of offering costs (Note 1)	75,773

Auditing and tax fees	29,164

Other	37,974

Fees waived and reimbursed by Manager (Note 2)	(87,408)

Total expenses	327,583

Expense reduction (Note 2)	(680)

Net expenses	326,903

Net investment loss	(1,937)

Net decrease in net assets resulting from operations	$(1,937)

The accompanying notes are an integral part of these financial statements.

Government Money Market Fund 17

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 3/31/17*	Year ended 9/30/16

Operations

Net investment income (loss)	$(1,937)	$2,519

Net increase (decrease) in net assets resulting
from operations	(1,937)	2,519

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(7,033)	(1,771)

Class B	(3)	—**

Class C	(15)	(2)

Class G	(5,836)	(224)

Class I	(4)	—**

Class M	(76)	(47)

Class P	(1,069)	(471)

Class R	(19)	(4)

Class T1	(1)	—**

Increase from capital share transactions (Note 4)	5,015,110	82,419,312

Total increase in net assets	4,999,117	82,419,312

NET ASSETS

Beginning of period (Note 5)	92,439,312	10,020,000

End of period (including distributions in excess of net
investment income of $15,993 and no monies, respectively)	$97,438,429	$92,439,312

* Unaudited.

** Amount represents less than $1.

The accompanying notes are an integral part of these financial statements.

18 Government Money Market Fund

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Government Money Market Fund 19

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio of net
											investment
			Net realized								income (loss)
	Net asset value,		and unrealized	Total from	From				Net assets,	Ratio of expenses	to average
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value, end	Total return at net	end of period	to average net assets	net assets
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	of period	asset value (%)[b]	(in thousands)	(%)[c,d,e]	(%)[d,e]

Class A

March 31, 2017**	$1.00	(.0001)	—	(0.0001)	(.0001)	(0.0001)	$1.00	.01*	$56,777	.27*	(.01)*

September 30, 2016†	1.00	—[f]	—	—[f]	—[f]	—[f]	1.00	—*	51,943	.15*	.01*

Class B

March 31, 2017**	$1.00	(.0001)	—	(0.0001)	(.0001)	(0.0001)	$1.00	.01*	$217	.29*	(.02)*

September 30, 2016††	1.00	—[f]	—	—[f]	—[f]	—[f]	1.00	—*	24	.10*	—*g

Class C

March 31, 2017**	$1.00	(.0001)	—	(0.0001)	(.0001)	(0.0001)	$1.00	.01*	$396	.26*	(.01)*

September 30, 2016††	1.00	—[f]	—	—[f]	—[f]	—[f]	1.00	—*	182	.10 *	— *g

Class G

March 31, 2017**	$1.00	—[f]	—	—[f]	(.0002)	(0.0002)	$1.00	.02*	$33,881	.23*	.02*

September 30, 2016‡	1.00	—[f]	—	—[f]	—[f]	—[f]	1.00	—*	28,798	.03*	—*g

Class I

March 31, 2017**	$1.00	—[f]	—	—[f]	(.0002)	(0.0002)	$1.00	.02*	$10	.23*	.02*

September 30, 2016†	1.00	—[f]	—	—[f]	—[f]	—[f]	1.00	—*	10	.15*	—*g

Class M

March 31, 2017**	$1.00	(.0001)	—	(0.0001)	(.0001)	(0.0001)	$1.00	.01*	$1,763	.25*	—*g

September 30, 2016††	1.00	—[f]	—	—[f]	—[f]	—[f]	1.00	—*	1,136	.10 *	—*g

Class P

March 31, 2017**	$1.00	—[f]	—	—[f]	(.0002)	(0.0002)	$1.00	.02*	$3,983	.23*	—*g

September 30, 2016†	1.00	—[f]	—	—[f]	—[f]	—[f]	1.00	—*	10,000	.15*	—*g

Class R

March 31, 2017**	$1.00	(.0001)	—	(0.0001)	(.0001)	(0.0001)	$1.00	.01*	$394	.25*	—*g

September 30, 2016††	1.00	—[f]	—	—[f]	—[f]	—[f]	1.00	—*	329	.10*	—*g

Class T1

March 31, 2017**	$1.00	(.0001)	—	(0.0001)	(.0001)	(0.0001)	$1.00	.01*	$17	.24*	.03*

September 30, 2016††	1.00	—[f]	—	—[f]	—[f]	—[f]	1.00	—*	16	.10*	—*g

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

20 Government Money Market Fund	Government Money Market Fund 21

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period April 14, 2016 (commencement of operations) to September 30, 2016.

†† For the period June 16, 2016 (commencement of operations) to September 30, 2016.

‡ For the period August 30, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields of the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	3/31/17	9/30/16

Class A	0.06%	0.14%

Class B	0.28	0.24

Class C	0.32	0.23

Class G	0.02	0.01

Class I	0.02	0.08

Class M	0.15	0.13

Class P	0.02	0.08

Class R	0.32	0.23

Class T1	0.21	0.17

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such waivers, the expenses of each class reflects a reduction of the following amounts as a percentage of average net assets (Note 2).

	3/31/17	9/30/16

Class A	0.02%	0.20%

Class B	0.02	0.12

Class C	0.02	0.12

Class G	0.02	0.04

Class I	0.02	0.20

Class M	0.02	0.12

Class P	0.02	0.20

Class R	0.02	0.12

Class T1	0.02	0.12

f Amount represents less than $0.0001.

g Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

22 Government Money Market Fund

Notes to financial statements 3/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2016 through March 31, 2017.

Putnam Government Money Market Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests at least 99.5 percent of the fund’s total assets in cash, U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities or cash. The fund invests mainly in debt securities that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bills) or by the credit of a federal agency or government sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds). The U.S. government securities in which the fund invests may also include variable and floating rate instruments and when-issued and delayed delivery securities (i.e., payment or delivery of the securities occurs at a future date for a predetermined price). Under normal circumstances, the fund invests at least 80% of the fund’s net assets in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities. This policy may be changed only after 60 days’ notice to shareholders. The securities purchased by the fund are subject to quality, maturity, diversification and other requirements pursuant to rules promulgated by the Securities and Exchange Commission. Putnam Management may consider, among other factors, credit and interest rate risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class G, class I, class M, class P, class R and class T1 shares. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Existing class T shares were redesignated as class T1 shares, effective January 30, 2017. Each class of shares is sold without a front-end sales charge. Class A and class T1 shares are generally not subject to a contingent deferred sales charge, and class G, class I, class M, class P and class R shares are not subject to a contingent deferred sales charge. Class B shares convert to class A shares after approximately eight years and are subject to a contingent deferred sales charge on certain redemptions. Class C shares are subject to a one-year 1.00% contingent deferred sales charge on certain redemptions and do not convert to class A shares. Class I shares are intended for institutional and other investors who meet the $5,000,000 minimum investment and who are not purchasing through a financial intermediary. Class P shares are only available to other Putnam funds. The expenses for class A, class B, class C, class G, class I, class M, class P, class R and class T1 shares may differ based on each class’ distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

Government Money Market Fund 23

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates fair value) as set forth in Rule 2a–7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

24 Government Money Market Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the prior period remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a financial reporting and tax basis is the same.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $151,962 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.440%	of the first $5 billion,	0.240%	of the next $50 billion,

0.390%	of the next $5 billion,	0.220%	of the next $50 billion,

0.340%	of the next $10 billion,	0.210%	of the next $100 billion and

0.290%	of the next $10 billion,	0.205%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.145% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $24,470 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the reporting period, the fund’s expenses were reduced by $62,938 as a result of this limit, and the net yield at the close of the reporting period was 0.07%. This includes the following amounts per class of class specific distribution fees and class specific investor servicing fees from the fund:

Government Money Market Fund 25

	Distribution fee waived	Investor servicing fee waived

Class A	N/A	$33,271

Class B	$138	24

Class C	742	171

Class G	N/A	629

Class I	N/A	—*

Class M	1,067	861

Class P	N/A	195

Class R	947	223

Class T1	37	17

Total	$2,931	$35,391

* Amount represents less than $1.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class T1 shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class G shares paid a monthly fee based on the average net assets of class G shares at an annual rate of 0.01%.

Class I shares paid a monthly fee based on the average net assets of class I shares at an annual rate of 0.01%.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$71,357	Class M	1,331

Class B	53	Class P	350

Class C	264	Class R	337

Class G	1,519	Class T1	25

Class I	—*	Total	$75,236

* Amount represents less than $1.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $680 under the expense offset arrangements.

26 Government Money Market Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $71, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class B	0.75%	0.50%	$145

Class C	1.00%	0.50%	767

Class M	1.00%	0.15%	1,151

Class R	1.00%	0.50%	979

Class T1	0.35%	0.25%	38

Total			$3,080

Beginning on April 1, 2017, the fund will no longer make payments under the distribution and service (12b–1) plans in place with respect to class B, class C, class M, class R and class T1 shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of no monies and $28, respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A and class T1 shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A or class T1 shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $12,283,146,262 and $12,277,895,000, respectively. The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Government Money Market Fund 27

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

			FOR THE PERIOD 4/14/16
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 3/31/17		TO 9/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	431,316,616	$431,316,616	299,567,425	$299,567,425

Shares issued in connection with
reinvestment of distributions	5,307	5,307	844	844

	431,321,923	431,321,923	299,568,269	299,568,269

Shares repurchased	(426,473,457)	(426,473,457)	(247,635,013)	(247,635,013)

Net increase	4,848,466	$4,848,466	51,933,256	$51,933,256

			FOR THE PERIOD 6/16/16
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 3/31/17		TO 9/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	226,690	$226,690	24,038	$24,038

Shares issued in connection with
reinvestment of distributions	3	3	—	—

	226,693	226,693	24,038	24,038

Shares repurchased	(33,630)	(33,630)	—	—

Net increase	193,063	$193,063	24,038	$24,038

			FOR THE PERIOD 6/16/16
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 3/31/17		TO 9/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	429,723	$429,723	182,881	$182,881

Shares issued in connection with
reinvestment of distributions	15	15	2	2

	429,738	429,738	182,883	182,883

Shares repurchased	(216,482)	(216,482)	(421)	(421)

Net increase	213,256	$213,256	182,462	$182,462

			FOR THE PERIOD 8/30/16
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 3/31/17		TO 9/30/16
Class G	Shares	Amount	Shares	Amount

Shares sold	14,417,862	$14,417,862	29,538,124	$29,538,124

Shares issued in connection with
reinvestment of distributions	5,836	5,836	224	224

	14,423,698	14,423,698	29,538,348	29,538,348

Shares repurchased	(9,339,963)	(9,339,963)	(740,285)	(740,285)

Net increase	5,083,735	$5,083,735	28,798,063	$28,798,063

28 Government Money Market Fund

			FOR THE PERIOD 4/14/16
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 3/31/17		TO 9/30/16
Class I	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	2	2	—	—

	2	2	—	—

Shares repurchased	—	—	—	—

Net increase	2	$2	—	$—

			FOR THE PERIOD 6/16/16
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 3/31/17		TO 9/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	1,890,246	$1,890,246	1,489,415	$1,489,415

Shares issued in connection with
reinvestment of distributions	72	72	20	20

	1,890,318	1,890,318	1,489,435	1,489,435

Shares repurchased	(1,263,098)	(1,263,098)	(353,324)	(353,324)

Net increase	627,220	$627,220	1,136,111	$1,136,111

			FOR THE PERIOD 4/14/16
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 3/31/17		TO 9/30/16
Class P	Shares	Amount	Shares	Amount

Shares sold	3,209,350	$3,209,350	—	$—

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	3,209,350	3,209,350	—	—

Shares repurchased	(9,226,254)	(9,226,254)	—	—

Net decrease	(6,016,904)	$(6,016,904)	—	$—

			FOR THE PERIOD 6/16/16
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 3/31/17		TO 9/30/16
Class R	Shares	Amount	Shares	Amount

Shares sold	115,427	$115,427	379,469	$379,469

Shares issued in connection with
reinvestment of distributions	19	19	4	4

	115,446	115,446	379,473	379,473

Shares repurchased	(50,485)	(50,485)	(50,039)	(50,039)

Net increase	64,961	$64,961	329,434	$329,434

Government Money Market Fund 29

			FOR THE PERIOD 6/16/16
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 3/31/17		TO 9/30/16
Class T1	Shares	Amount	Shares	Amount

Shares sold	210,577	$210,577	30,948	$30,948

Shares issued in connection with
reinvestment of distributions	1	1	—	—

	210,578	210,578	30,948	30,948

Shares repurchased	(209,267)	(209,267)	(15,000)	(15,000)

Net increase	1,311	$1,311	15,948	$15,948

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class B	10,001	4.61%	$10,001

Class I	10,002	100.00	10,001

Class M	10,001	0.57	10,001

Class T1	10,000	57.94	10,000

At the close of the reporting period, a shareholder of record owned 22.4% of the outstanding shares of the fund.

At the close of the reporting period, a fund within the Putnam 529 for America Funds owned 9.3% of the outstanding shares of the fund.

At the close of the reporting period, two funds within the Putnam RetirementReady® Funds owned 11.3% and 6.8% of the outstanding shares of the fund.

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on April 14, 2016. Prior to April 14, 2016, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$10,000	10,000

Class I	$10,000	10,000

Class P	$10,000,000	10,000,000

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

30 Government Money Market Fund

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	BNP Paribas	Citigroup Global Markets, Inc.	Merrill Lynch, Pierce, Fenner and Smith Inc.	Total

Assets:

Repurchase agreements**	$20,000,000	$23,221,000	$20,000,000	$63,221,000

Total Assets	$20,000,000	$23,221,000	$20,000,000	$63,221,000

Total Financial and Derivative Net Assets	$20,000,000	$23,221,000	$20,000,000	$63,221,000

Total collateral received (pledged)†##	$20,000,000	$23,221,000	$20,000,000

Net amount	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 8: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

Government Money Market Fund 31

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

32 Government Money Market Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
Marketing Services	Robert E. Patterson	Principal Accounting Officer,
Putnam Retail Management	George Putnam, III	and Assistant Treasurer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	Manoj P. Singh	Susan G. Malloy
	W. Thomas Stephens	Vice President and
Custodian		Assistant Treasurer
State Street Bank	Officers
and Trust Company	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Legal Counsel		BSA Compliance Officer
Ropes & Gray LLP	Jonathan S. Horwitz
	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
	and Compliance Liaison	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Government Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 26, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 26, 2017